UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

SPRINT NEXTEL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 829-0965

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

SoftBank Corp. and Sprint Nextel Corporation (NYSE: S) today announced that they have received clearance from the Committee on Foreign Investment in the United States (CFIUS), pursuant to a review under the Foreign Investment and National Security Act of 2007, to proceed with their proposed merger. SoftBank and Sprint submitted a voluntary notice of the merger to CFIUS in March 2013. CFIUS conducted a statutorily-mandated 30-day review, and an additional 45-day investigation, of the transaction. During the review and investigation, SoftBank and Sprint provided CFIUS extensive information relating to the transaction and their respective businesses and operations. Following the review and investigation, CFIUS found that there are no unresolved national security issues associated with SoftBank’s proposed acquisition of a controlling interest in Sprint and SoftBank’s resulting indirect ownership of Clearwire Corporation. As a precondition to CFIUS clearance of the transaction, CFIUS required that SoftBank and Sprint enter into a National Security Agreement with the Department of Defense, the Department of Homeland Security and the Department of Justice (the “USG Parties”). Sprint and SoftBank issued a joint press release on May 29, 2013 regarding the CFIUS clearance which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Among other things, the National Security Agreement provides that:

•

SoftBank and Sprint must appoint an independent member to the New Sprint board of directors to serve as the Security Director. The Security Director will be approved by the USG Parties, oversee Sprint’s compliance with the National Security Agreement and serve as a contact for the USG Parties on all security-related matters. In addition, the Security Director is required to have expertise and experience with national security matters, be a U.S. resident citizen, and hold appropriate security clearances.

•

Once Sprint either obtains operational control of Clearwire or consummates its proposed acquisition of Clearwire, USG Parties will have a one-time right to require Sprint to remove and decommission by December 31, 2016 certain equipment deployed in the Clearwire network.

•

The USG Parties will have the right to review and approve certain network equipment vendors and managed services providers of Sprint, as well as of Clearwire once Sprint completes its proposed acquisition of Clearwire.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transactions between Sprint Nextel Corporation (“Sprint”) and SoftBank Corp. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”), and the proposed acquisition by Sprint of Clearwire Corporation (“Clearwire”). All statements, other than historical facts, including, but not limited to: statements regarding the expected timing of the closing of the transactions; the ability of the parties to complete the transactions considering the various closing conditions; the expected benefits of the transactions such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) one or more closing conditions to the transactions may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions or that the required approval by Sprint’s stockholders for the SoftBank transaction or Clearwire’s stockholders for the Clearwire transaction may not be obtained; (2) there may be a material adverse change of Sprint or the business of Sprint may suffer as a result of uncertainty surrounding the transactions; (3) the transactions may involve unexpected costs, liabilities or delays; (4) the legal proceedings that may have been initiated, as well as any additional legal proceedings that may be initiated, related to the transactions; and (5) other risk factors as detailed from time to time in Sprint’s, Starburst II’s and Clearwire’s reports filed with the SEC, including Sprint’s and Clearwire’s Annual Reports on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2013, and other factors that are set forth in the proxy statement/prospectus contained in Starburst II’s Registration Statement on Form S-4, which was declared effective by the SEC on May 1, 2013, and in other materials that will be filed by Sprint, Starburst II and Clearwire in connection with the transactions. There can be no assurance that the transactions will be completed, or if completed, that such transactions will close within the anticipated time period or that the expected benefits of the transactions will be realized.

All forward-looking statements contained in this document and the documents referenced herein are made only as of the date of the document in which they are contained, and none of Sprint, SoftBank or Starburst II undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Sprint Nextel Corporation and SoftBank Corp., issued May 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: May 29, 2013	By:	/s/ Timothy P. O’Grady
Timothy P. O’Grady
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Sprint Nextel Corporation and SoftBank Corp., issued May 29, 2013

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